SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2004.

                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)

       California                       1-12830                  94-3127919
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                    Number)             Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                          (510) 845-9535 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as "expects," "may," "will," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements.

Section 2-Financial Information

Item 2.02- Results of Operations and Financial Condition

      On November 16, 2004, BioTime, Inc. issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated November 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIOTIME, INC.

Date: November 16, 2004                        By    /s/ Steven Seinberg
                                                     ---------------------------
                                                         Steven Seinberg,
                                                         Chief Financial Officer

Exhibit
Numbers           Description
-------           -----------

99.1              Press Release dated November 16, 2004


                                       3